SCHEDULE 1

                             TO DISTRIBUTION PLAN
                              (CLASS "A" SHARES)
   DATED SEPTEMBER 8, 1997 (AS REVISED FEBRUARY 10, 1999 AND APRIL 17, 2000)
                                    BETWEEN
              THE BEAR STEARNS FUNDS AND BEAR, STEARNS & CO. INC.


                                    Class "A"                        Must be
Name of Series                        Shares     Last Approved      Approved by
--------------                      ---------    -------------      -----------
Alpha Growth Portfolio                 0.25%   February 28, 2002  March 31, 2003
High Yield Total Return Portfolio      0.10%   February 28, 2002  March 31, 2003
Income Portfolio                       0.10%   February 28, 2002  March 31, 2003
International Equity Portfolio         0.25%   February 28, 2002  March 31, 2003
Intrinsic Value Portfolio              0.25%   February 28, 2002  March 31, 2003
S&P STARS Opportunities Portfolio      0.25%   February 28, 2002  March 31, 2003
S&P STARS Portfolio                    0.25%   February 28, 2002  March 31, 2003
Small Cap Value Portfolio              0.25%   February 28, 2002  March 31, 2003
The Insiders Select Fund               0.25%   February 28, 2002  March 31, 2003

________________________
Schedule 1 amended and restated as of May 6, 2002.


*     Annual Fee as a Percentage of Average Daily Net Assets.

                                  SCHEDULE 1

                             TO DISTRIBUTION PLAN
                              (CLASS "B" SHARES)
   DATED SEPTEMBER 8, 1997 (AS REVISED FEBRUARY 10, 1999 AND APRIL 17, 2000)
                                    BETWEEN
              THE BEAR STEARNS FUNDS AND BEAR, STEARNS & CO. INC.

                                  Class "B"                          Must be
Name of Series                      Shares       Last Approved      Approved by
--------------                    --------       -------------      -----------

Alpha Growth Portfolio               0.75%     February 28, 2002  March 31, 2003
High Yield Total Return              0.75%     February 28, 2002  March 31, 2003
Portfolio
Income Portfolio                     0.75%     February 28, 2002  March 31, 2003
International Equity Portfolio       0.75%     February 28, 2002  March 31, 2003
Intrinsic Value Portfolio            0.75%     February 28, 2002  March 31, 2003
S&P STARS Opportunities              0.75%     February 28, 2002  March 31, 2003
Portfolio
S&P STARS Portfolio                  0.75%     February 28, 2002  March 31, 2003
Small Cap Value Portfolio            0.75%     February 28, 2002  March 31, 2003
The Insiders Select Fund             0.75%     February 28, 2002  March 31, 2003

________________________
Schedule 1 amended and restated as of May 6, 2002.


*     Annual Fee as a Percentage of Average Daily Net Assets.

                                  SCHEDULE 1

                             TO DISTRIBUTION PLAN
                              (CLASS "C" SHARES)
   DATED SEPTEMBER 8, 1997 (AS REVISED FEBRUARY 10, 1999 AND APRIL 17, 2000)
                                    BETWEEN
              THE BEAR STEARNS FUNDS AND BEAR, STEARNS & CO. INC.


                                 Class "C"                       Must be
Name of Series                    Shares    Last Approved     Approved by
---------------                  ---------  ------------      -------------
Alpha Growth Portfolio           0.75%      February 28, 2002   March 31, 2003

High Yield Total Return          0.75%      February 28, 2002   March 31, 2003
Portfolio

Income Portfolio                 0.75%      February 28, 2002   March 31, 2003

International Equity Portfolio   0.75%      February 28, 2002   March 31, 2003

Intrinsic Value Portfolio        0.75%      February 28, 2002   March 31, 2003

S&P STARS Opportunities          0.75%      February 28, 2002   March 31, 2003
Portfolio

S&P STARS Portfolio              0.75%      February 28, 2002   March 31, 2003

Small Cap Value Portfolio        0.75%      February 28, 2002   March 31, 2003

The Insiders Select Fund         0.75%      February 28, 2002   March 31, 2003


________________________
Schedule 1 amended and restated as of May 6, 2002.


*     Annual Fee as a Percentage of Average Daily Net Assets.